Filed pursuant to Rule 497(e)
Registration Nos. 033-54822; 811-07360

MONETTA YOUNG INVESTOR GROWTH FUND (MYIFX)
(formerly known as Monetta Core Growth Fund)
a series of Monetta Trust

March 5, 2021

Supplement to the
Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”),
each dated April 30, 2020
_____________________________________________________________________________________

Effective April 30, 2021, the name of the “Monetta Core Growth Fund” will change to the “Monetta Young Investor Growth Fund”.

There are no changes being made to the investment objective, policies, or strategies of the Fund, and the current portfolio managers will continue to manage the Fund subject to the Fund’s current investment objective, policies, and strategies.

All references in the Summary Prospectus, Prospectus, and SAI to “Monetta Core Growth Fund” are hereby replaced with “Monetta Young Investor Growth Fund”.

Please retain this Supplement for future reference.